                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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    Rule 14a-6(e)(2))
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                              WACHOVIA CORPORATION
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                (Name of Registrant as Specified In Its Charter)


                              SUNTRUST BANKS, INC.
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of a merger between SunTrust Banks, Inc. and Wachovia Corporation, including future financial and operating results, cost savings and accretion to reported and cash earnings that may be realized from such merger; (ii) statements with respect to SunTrust's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of SunTrust's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of SunTrust and Wachovia may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the merger; (5) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (6) the failure of SunTrust's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and may have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause SunTrust's results to differ materially from those described in the forward-looking statements can be found in SunTrust's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to SunTrust or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. SunTrust does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

On May 14, 2001, SunTrust delivered a merger proposal to the Board of Directors of Wachovia. Subject to future developments, SunTrust intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the SunTrust shares to be issued in its proposed merger with Wachovia. Investors and security holders are urged to read the registration statement (when available) and any other relevant documents filed or to be with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the registration statement (when available) and such other documents at the SEC's Internet web site at www.sec.gov. The registration statement (when available) and such other documents may also be obtained free of charge from SunTrust by directing such request to: SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, GA 30308, Attention: Gary Peacock (404-658-4753).

THE FOLLOWING DOCUMENT WAS SENT BY SUNTRUST BANKS, INC. TO CERTAIN SHAREHOLDERS OF WACHOVIA CORPORATION.

"Even if shareholders reject Wachovia Corp.'s proposed merger of equals with First Union Corp., the banks will not give up their fight to get the deal approved and may ask shareholders to vote again, Wachovia chairman and chief executive, L.M. Baker Jr., said yesterday.

"This is a good transaction and it should be done," he said. Baker said that he would continue to talk to First Union if shareholders vote against the deal Aug.
3. "It (the deal) doesn't just die on that day. This is a good transaction and it should be done."

Baker said that the bank's merger agreement would be in force until mid-January giving them the right to review the deal, and "to see if something was missed" in their efforts to woo shareholders. [Note: the non-termination provision of the merger agreement was invalidated by the N.C. Business Court on July 20. Wachovia may now enter into merger negotiations with any institution upon defeat of the First Union proposal].

                         O      The Winston Salem Journal, July 11, 2001

Also, at a North Carolina court hearing Thursday, a lawyer for SunTrust quoted Mr. Baker as saying in a deposition that he had been shopping his company around the East Coast over the past year. Among those he talked with were executives at Citizens Financial Group, a $32 billion-asset Providence, R.I., company, the lawyer said.

                         O      The American Banker, July 20, 2001

One of the key courtroom revelations that SunTrust used to bolster that view was that Baker on two occasions met with executives of Citizens Financial, a Connecticut-based bank controlled by Royal Bank of Scotland. The talks never led to a deal, but the fact that they existed along with recent conversations with First Union, SunTrust and even BB&T was cast by SunTrust attorneys as evidence that Wachovia management believed a merger - with anybody--to be in the bank's best interest.

                         O      The Business Journal, (Greensboro, NC)
                                July 20, 2001

BB&T, which was recently reported to have kicked the Wachovia tires about the same time as SunTrust and First Union Corp., has also tried to talk deal with Wachovia more than once.

John Allison, the chairman and chief executive at BB&T, proposed merging his company with Wachovia twice during the past year but was turned down both times.

                         O      The American Banker, June 8, 2001

According to Der Spiegel, the banking giant (Deutsche Bank) is considering buying 25% of Wachovia, which would give it a controlling interest in Wachovia and a distribution network throughout the Southeast. A full takeover might also be in the works, the magazine said.

Tony Plath, a banking professor at the University of North Carolina at Charlotte, said that Deutsche Bank has more than enough money to "trump" offers by First Union or SunTrust Banks, Inc

                         O      The Winston Salem Journal, July 10, 2001